UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2015

Western Asset Variable Rate Strategic Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-21609	51-0522808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Eighth Avenue, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 777-0102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 21, 2015, Western Asset Variable Rate Strategic Fund Inc. entered into a Tender Offer and Standstill Agreement with Relative Value Partners LLC and its managers, officers and all of its respective Affiliates (as defined therein) (the “Agreement”). The Agreement is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number

99.1	Tender Offer and Standstill Agreement, dated as of October 21, 2015 by and among Western Asset Variable Rate Strategic Fund Inc. and Relative Value Partners LLC, its managers, officers and all of its respective Affiliates (as defined therein).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.
(Registrant)

Date: October 22, 2015	/s/ George P. Hoyt
(Signature)

Name: George P. Hoyt
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Tender Offer and Standstill Agreement, dated as of October 21, 2015 by and among Western Asset Variable Rate Strategic Fund Inc. and Relative Value Partners LLC, its managers, officers and all of its respective Affiliates (as defined therein).